SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 31, 2022

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market
Warrants to Purchase Common Stock	GOVXW	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company,” “us” or “we”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “desire,” “target,” “potential,” “is likely,” “will,” “expect” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 5.07          Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on August 31, 2022. The Company received proxies totaling approximately 51.62% of its 12,547,829 issued and outstanding shares of common stock as of the record date of June 6 2022. The stockholders voted on the following proposals and the results of the voting are presented below.

Election of Directors

Our stockholders voted to elect the slate of directors consisting of five members to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified. There were a total of 4,568,027 broker non-votes on this item.

Nominee	For	Withheld
Randal D. Chase, Ph.D.	1,797,681	112,631
David A. Dodd	1,793,416	116,896
Dean G. Kollintzas	1,794,179	116,133
Robert T. McNally, Ph.D.	1,605,272	305,040
John N. Spencer, Jr.	1,792,795	117,517

Reduction of Authorized Shares of Common Stock

Our stockholders did not approve allowing an amendment to our Certificate of Incorporation to reduce the number of authorized shares of common stock from 600,000,000 to 150,000,000. While the votes cast in favor of this proposal exceeded the votes cast against it, the affirmative vote represented approximately 48.14% of the outstanding shares of our common stock. Approval of this proposal required the affirmative vote of the holders of a majority of the outstanding shares and thus did not pass.

For	Against	Abstain
6,041,555	352,169	84,615

Ratification of Independent Registered Public Accounting Firm

Our stockholders approved the ratification of Wipfli LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

For	Against	Abstain
6,243,394	141,414	93,561

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2022

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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